UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22662
Short Duration High Income Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2012
Date of Reporting Period

Item 1. Reports to Stockholders

Short Duration High Income Portfolio

April 30, 2012

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 95.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 3.0%

Alliant Techsystems, Inc., Sr. Sub. Notes, 6.75%, 4/1/16	$1,500	$1,543,125

		$1,543,125

Automotive & Auto Parts — 5.2%

American Axle & Manufacturing, Inc., Sr. Notes, 5.25%, 2/11/14	$1,500	$1,560,000
Meritor, Inc., Sr. Notes, 8.125%, 9/15/15	1,000	1,066,250

		$2,626,250

Banks and Thrifts — 4.1%

Ally Financial, Inc., Sr. Notes, 3.874%, 6/20/14(1)	$200	$198,076
Ally Financial, Inc., Sr. Notes, 6.75%, 12/1/14	1,800	1,895,256

		$2,093,332

Chemicals — 0.0%(2)

Kraton Polymers, LLC, Sr. Notes, 6.75%, 3/1/19	$15	$15,675

		$15,675

Consumer Products — 7.5%

ACCO Brands Corp., Sr. Notes, 6.75%, 4/30/20(3)	$155	$161,200
Amscan Holdings, Inc., Sr. Notes, 8.75%, 5/1/14	2,000	2,012,520
Revlon Consumer Products Corp., 9.75%, 11/15/15	1,500	1,625,625

		$3,799,345

Diversified Financial Services — 15.9%

AWAS Aviation Capital, Ltd., Sr. Notes, 7.00%, 10/17/16(3)	$1,926	$2,003,040
CIT Group, Inc., Sr. Notes, 4.75%, 2/15/15(3)	1,000	1,022,500
CIT Group, Inc., Sr. Notes, 5.25%, 4/1/14(3)	1,000	1,035,000
CIT Group, Inc., Sr. Notes, 5.25%, 3/15/18	65	67,031
E*TRADE Financial Corp., Sr. Notes, 7.875%, 12/1/15	1,500	1,539,375
International Lease Finance Corp., Sr. Notes, (MTN), 5.65%, 6/1/14	1,750	1,798,125
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., Sr. Notes, 5.625%, 3/15/20(3)	100	102,000
Nuveen Investments, Inc., Sr. Notes, 5.50%, 9/15/15	500	457,500

		$8,024,571

Energy — 3.2%

Coffeyville Resources, LLC/Coffeyville Finance, Inc., Sr. Notes, 9.00%, 4/1/15(3)	$1,500	$1,608,750

		$1,608,750

Gaming — 3.1%

MGM Resorts International, Sr. Notes, 5.875%, 2/27/14	$1,000	$1,040,000
MGM Resorts International, Sr. Notes, 6.625%, 7/15/15	500	522,500

		$1,562,500

Health Care — 14.9%

Alere, Inc., Sr. Notes, 7.875%, 2/1/16	$1,500	$1,569,375
DJO Finance, LLC/DJO Finance Corp., Sr. Notes, 8.75%, 3/15/18(3)	25	25,562
HCA, Inc., Sr. Notes, 6.375%, 1/15/15	1,500	1,612,500
Health Management Associates, Inc., Sr. Notes, 6.125%, 4/15/16	1,500	1,582,500
Universal Hospital Service, Inc., 4.121%, 6/1/15(1)	1,250	1,190,625
VWR Funding, Inc., Sr. Notes, 10.25%, 7/15/15(1)(4)	1,500	1,563,750

		$7,544,312

Leisure — 0.2%

NCL Corp., Ltd., Sr. Notes, 9.50%, 11/15/18(3)	$85	$94,350

		$94,350

Metals / Mining — 3.1%

FMG Resources (August 2006) Pty, Ltd., Sr. Notes, 7.00%, 11/1/15(3)	$1,500	$1,560,000

		$1,560,000

Services — 9.5%

Laureate Education, Inc., Sr. Notes, 11.00%, 8/15/15(3)	$325	$338,812
Laureate Education, Inc., Sr. Notes, 11.25%, 8/15/15(3)	2,500	2,606,250
TransUnion Holding Co., Inc., Sr. Notes, 9.625%, 6/15/18(3)(4)	165	177,788
United Rentals North America, Inc., Sr. Notes, 10.875%, 6/15/16	1,500	1,704,375

		$4,827,225

Super Retail — 5.5%

Express, LLC/Express Finance Corp., Sr. Notes, 8.75%, 3/1/18	$1,000	$1,112,500
HD Supply, Inc., Sr. Notes, 8.125%, 4/15/19(3)	135	145,294
Toys “R” Us, Inc., Sr. Notes, 7.875%, 4/15/13	1,500	1,545,000

		$2,802,794

Technology — 3.0%

Avaya, Inc., Sr. Notes, 10.125%, 11/1/15(4)	$1,500	$1,494,375

		$1,494,375

See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2012

Portfolio of Investments (Unaudited) — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Telecommunications — 11.1%

Digicel, Ltd., Sr. Notes, 12.00%, 4/1/14(3)	$1,895	$2,117,663
Frontier Communications Corp., Sr. Notes, 6.625%, 3/15/15	1,500	1,582,500
iPCS, Inc., 3.797%, 5/1/14(1)(4)	1,500	1,440,000
Nextel Communications, Inc., Sr. Notes, 7.375%, 8/1/15	500	487,500

		$5,627,663

Utilities — 6.5%

Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Notes, 8.00%, 6/1/16(3)	$1,500	$1,635,000
DPL, Inc., Sr. Notes, 6.50%, 10/15/16(3)	1,500	1,635,000

		$3,270,000

Total Corporate Bonds & Notes
(identified cost $48,255,737)		$48,494,267

Senior Floating-Rate Interests — 1.9%(5)

	Principal
	Amount
Borrower/Tranche Description	(000’s omitted)	Value

Retail-Food and Drug — 1.9%

Claire’s Stores, Inc., Term Loan, Maturing 5/29/14(6)	$1,000	$953,748

		$953,748

Total Senior Floating-Rate Interests
(identified cost $947,500)		$953,748

Short-Term Investments — 2.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(7)	$1,407	$1,406,837

Total Short-Term Investments
(identified cost $1,406,837)		$1,406,837

Total Investments — 100.5%
(identified cost $50,610,074)		$50,854,852

Other Assets, Less Liabilities — (0.5)%		$(247,570)

Net Assets — 100.0%		$50,607,282

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

MTN	- Medium-Term Note

(1)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2012.

(2)	Amount is less than 0.05%.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2012, the aggregate value of these securities is $16,268,209 or 32.1% of the Portfolio’s net assets.

(4)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(5)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(6)	This Senior Loan will settle after April 30, 2012, at which time the interest rate will be determined.

(7)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2012.

See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2012

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2012

Unaffiliated investments, at value (identified cost, $49,203,237)	$49,448,015
Affiliated investment, at value (identified cost, $1,406,837)	1,406,837
Interest receivable	911,654
Interest receivable from affiliated investment	93

Total assets	$51,766,599

Liabilities

Payable for investments purchased	$1,102,529
Payable to affiliates:
Investment adviser fee	24,732
Trustees’ fees	167
Accrued expenses	31,889

Total liabilities	$1,159,317

Net Assets applicable to investors’ interest in Portfolio	$50,607,282

Sources of Net Assets

Investors’ capital	$50,362,504
Net unrealized appreciation	244,778

Total	$50,607,282

See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2012

Statement of Operations (Unaudited)

Period Ended
Investment Income	April 30, 2012(1)

Interest	$446,749
Interest allocated from affiliated investment	1,929
Expenses allocated from affiliated investment	(395)

Total investment income	$448,283

Expenses

Investment adviser fee	$55,074
Trustees’ fees and expenses	167
Custodian fee	9,402
Legal and accounting services	21,953
Miscellaneous	1,725

Total expenses	$88,321

Net investment income	$359,962

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,535
Investment transactions allocated from affiliated investment	7

Net realized gain	$1,542

Change in unrealized appreciation (depreciation) —
Investments	$244,778

Net change in unrealized appreciation (depreciation)	$244,778

Net realized and unrealized gain	$246,320

Net increase in net assets from operations	$606,282

(1)	For the period from the start of business, February 21, 2012, to April 30, 2012.

See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2012

Statement of Changes in Net Assets

Period Ended
April 30, 2012
Increase (Decrease) in Net Assets	(Unaudited)(1)

From operations —
Net investment income	$359,962
Net realized gain from investment transactions	1,542
Net change in unrealized appreciation (depreciation) from investments	244,778

Net increase in net assets from operations	$606,282

Capital transactions —
Contributions	$57,801,000
Withdrawals	(7,800,000)

Net increase in net assets from capital transactions	$50,001,000

Net increase in net assets	$50,607,282

Net Assets

At beginning of period	$—

At end of period	$50,607,282

(1)	For the period from the start of business, February 21, 2012, to April 30, 2012.

See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2012

Supplementary Data

	Period Ended
	April 30, 2012
Ratios/Supplemental Data	(Unaudited)(1)

Ratios (as a percentage of average daily net assets):
Expenses	0.95	%(2)
Net investment income	3.86	%(2)
Portfolio Turnover	1	%(3)

Total Return	1.40	%(3)

Net assets, end of period (000’s omitted)	$50,607

(1)	For the period from the start of business, February 21, 2012, to April 30, 2012.
(2)	Annualized.
(3)	Not annualized.

See Notes to Financial Statements.

Short Duration High Income Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

Short Duration High Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on February 21, 2012. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2012, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 84.4% and 15.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the

Short Duration High Income Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited) — continued

Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Interim Financial Statements — The interim financial statements relating to April 30, 2012 and for the period then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the period ended April 30, 2012, the Portfolio’s investment adviser fee amounted to $55,074 or 0.60% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended April 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $49,564,446 and $274,563, respectively, for the period ended April 30, 2012.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$50,609,784

Gross unrealized appreciation	$339,772
Gross unrealized depreciation	(94,704)

Net unrealized appreciation	$245,068

Short Duration High Income Portfolio

April 30, 2012

Notes to Financial Statements (Unaudited) — continued

5 Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

6 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$48,494,267	$—	$48,494,267
Senior Floating-Rate Interests	—	953,748	—	953,748
Short-Term Investments	—	1,406,837	—	1,406,837

Total Investments	$—	$50,854,852	$—	$50,854,852

Short Duration High Income Portfolio

April 30, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on February 6, 2012, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of Short Duration High Income Portfolio (the “Portfolio”), with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM”). The Board reviewed information furnished for the February 6, 2012 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio and the anticipated expense ratio of the Portfolio;
•	Comparative information concerning fees charged by the Adviser and its affiliates for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Portfolio, if applicable, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through client commission arrangements and the Portfolio’s policies with respect to “soft dollar” arrangements;
•	The procedures and processes to be used to determine the fair value of the Portfolio’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports and/or other information provided by the Adviser describing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by EVM and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser and its affiliates; and
•	The terms of the investment advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement with the Adviser, including its fee structure, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Adviser.

Short Duration High Income Portfolio

April 30, 2012

Board of Trustees’ Contract Approval — continued

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in making investments in fixed-income securities, including those with below-investment grade ratings and durations of three years or less. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention expected to be devoted to Portfolio matters by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

Because the Portfolio has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Portfolio’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Portfolio’s estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in connection with providing investment advisory services to the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to allow the Portfolio to benefit from economies of scale in the future.

Short Duration High Income Portfolio

April 30, 2012

Officers and Trustees

Officers of Short Duration High Income Portfolio

Michael W. Weilheimer President Payson F. Swaffield Vice President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of Short Duration High Income Portfolio

Ralph F. Verni Chairman Scott E. Eston Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout Harriett Tee Taggart

*	Interested Trustee

Item 2. Code of Ethics
Not required in this filing.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Short Duration High Income Portfolio

By:	/s/ Michael W. Weilheimer
Michael W. Weilheimer
President
Date: June 13, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: June 13, 2012

By:	/s/ Michael W. Weilheimer
Michael W. Weilheimer
President
Date: June 13, 2012